Edison Electric Institute Financial Conference November 11 – 12, 2013 Exhibit 99.1

Cautionary Statements Regarding Forward-Looking Information
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)  Exelon’s 2012 Annual Report on Form 10-K in (a) ITEM
1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 19; (2) Exelon’s Third Quarter 2013 Quarterly Report on
Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial
Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and
Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial
Statements: Note 18; and (3) other factors discussed in filings with the SEC by the
Registrants. Readers are cautioned not to place undue reliance on these forward-
looking statements, which apply only as of the date of this presentation. None of the
Registrants undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.
2013 EEI Conference

While we believe in market recovery, we are not waiting for it and are taking actions to improve our value
The current trends in the
industry…
… are continuing to create
a challenging
environment…
… and Exelon is
responding…
…while monitoring the
power markets for
recovery.
Increasing natural gas production
Expanding renewable capacity
Growing demand response and energy efficiency
Low natural gas and power prices
Low load growth
Lack of volatility
Asset optimization and rationalization
Leverage business model to identify and invest in growth areas
Manage costs and improve efficiencies
Advocate for policies that enable well-functioning competitive markets and create value for shareholders
Full impact of coal retirements is not currently reflected in the forward markets
Significant number of coal plants need additional controls to comply with MATS
Forward market implied heat rates are trading at a discount to the spot market
Upside in both forward and spot markets as current heat rates move higher
2013 EEI Conference  2
Setting the Context

Exelon’s Strategic Response to the Current Environment
We are biased towards action while we leverage our competencies and strengths to influence our financial future
Asset Optimization Growth Investments Cost Management
Utilities
Invest $15 billion across the
planning period
Upgrade aging infrastructure
Invest in infrastructure and new
technologies
Provide stable earnings growth
ExGen
Invest in renewables and
expand footprint in the natural
gas business to diversify
Maintain retail pricing discipline
Bolster presence in core regions
Research and invest in
emerging technologies
Review Solutions from All Angles
Infrastructure
Commercial
Policy
Legal
Scenarios for Optimization
Cost and productivity
enhancement
Operations improvement
Transmission
PPAs
Sale
Retirement
Our Record
Record of managing costs
$550 million in merger
synergies
Reduced 2013 ExGen O&M by
$150 million
CENG annual projected
synergies of $50-70 million
(1)
Continued Focus
Expand cost management
efforts
Efficiency gains through
productivity and technology
enhancements
Share best practices across the
utilities
(1) At 100% ownership, Exelon share is 50%
2013 EEI Conference

Advocating for Public Policy to Enhance Customer and
Shareholder Value
PJM:
Engaged in stakeholder process
regarding PJM reliance on
planned resources
Minimum Offer Price Rule
(MOPR) Reform
Demand Response Reforms
ERCOT:
• Resource adequacy
New England:
• Energy and capacity market
reforms
RGGI:
• New Model Rule
Oppose Subsidized Generation:
IL: Defeated Taylorsville Energy
Project Subsidy legislation
MA: Opposed Footprint Power
Subsidy legislation
NJ: Won LCAPP Court decision
Infrastructure & Ratemaking
Improvements:
IL: Energy Infrastructure and
Modernization Legislation
(Senate Bill 9)
MD/PA: Policies to speed
recovery for gas and
infrastructure investments
Market Policy Federal Policy State Policy
Regulatory / Policy Actions
Subsidies:
Leading voice against extension
of the Production Tax Credit and
other electric generation
subsidies
EPA Regulations:
Mercury and Air Toxics
Standards (MATS)
Greenhouse gases (new and
existing sources)
316(b)
2013 EEI Conference

Investing in a Stronger Future
Utility Investment
Operating Excellence
Asset Optimization
Portfolio Management
Strong Balance Sheet
Significant infrastructure and technology enhancements under regulatory structures that allow a fair rate of return.
Generating fleet will continue unwavering focus on world class performance.
Disciplined fleet evaluation will drive strategic decisions to unlock value, improve cash flow and grow earnings.
Enhance the value of our portfolio through implementation of our fundamental view and disciplined retail pricing.
Solid financial footing and investment grade credit rating will allow us to grow in challenging times.
Core Strength
Strategic Focus and Actions
Well-Crafted Public Policies
Advocate for policies that strengthen competitive markets, limit subsidies and enhance the value of clean generation.
2013 EEI Conference

Financial Update * * * * *

2013 Operating Earnings Guidance
2013 Prior Guidance
(prior to 3Q earnings call)
$2.35 - $2.65
(1)
$1.40 - $1.60
$0.35 - $0.45
$0.35 - $0.45
$0.15 - $0.25
ExGen
ComEd
PECO
BGE
(1)
Earnings guidance for OpCos may not add up to consolidated EPS guidance. Refer to slide 15 for a list of adjustments from GAAP EPS to adjusted (non-GAAP) operating EPS.
Key Drivers of Change in
Full-Year Guidance
•
Strong YTD earnings
through Q3
•
Lower than expected ExGen
gross margin  largely offset
by O&M savings
•
Delay of AVSR project
•
Lower storm costs at
utilities
2013 EEI Conference
2013 Revised Guidance
(disclosed at 3Q earnings call)
$2.40 - $2.60
(1)
$1.40 - $1.50
$0.45 - $0.50
$0.40 - $0.45
$0.20 - $0.25
ExGen
ComEd
PECO
BGE

Capital Expenditure Expectations
75
100
100
25
50
25
125
100
75
50
25
50
25
75
150
2,075
750
1,050
100
2015
2,350
875
950
200
2014
2,400
900
900
150
2016 2013
2,725
950
1,000
25
500
150
Base Capex
Nuclear Fuel
Fukushima Response
(2)
MD Commitments
Wind
Solar
Upstream Gas
Nuclear Uprates
1,400
575
200
450
1,725
850
225
300
2014
3,025
1,650
700
225
450
2013
2,625
2016
2,950
1,750
725
250
225
2015
3,100
Electric Distribution
Electric Transmission
Gas Delivery
Smart Grid/Smart Meter
Exelon Utilities Exelon Generation
(1)
(in $M)
(in $M)
8 2013 EEI Conference
(1) Excludes CENG
(2) Fukushima Response spend excludes Salem, which is included in Base CapEx

2013 Projected Sources and Uses of Cash 9 2013 EEI Conference

Commitment to Investment Grade
Exelon remains committed to maintaining investment grade ratings
(1) Current senior unsecured ratings for Exelon, Exelon Generation and BGE and senior secured ratings for ComEd and PECO as of
September 25, 2013.
(2) All ratings at S&P and Moody’s have a stable outlook. On August 23rd, BGE was upgraded one notch to A- as part of S&P’s annual review.  All other entities were affirmed. Additionally, on February 8th, Fitch affirmed all ratings for Exelon and subs and placed
ComEd on positive outlook.
(3) Credit metric target ranges are for ExGen and include the debt obligations of Exelon Corp.
10 2013 EEI Conference

Pension and OPEB Forecast Current Forecast: • The table below provides the combined company’s forecasted 2014 and 2015 pension and OPEB expense and contributions 11 2013 EEI Conference

2014 Pension and OPEB Sensitivities
12 2013 EEI Conference
• Tables below provide sensitivities for the combined company’s 2014 pension and OPEB expense and contributions
(1)
under various discount rate and S&P 500 asset return scenarios

Additional 2013 ExGen and CENG Modeling
(1) ExGen amounts for O&M, TOTI and Depreciation & Amortization exclude the impacts of CENG. CENG impact is reflected in “Equity earnings of unconsolidated affiliates” in the Income
Statement.
(2) ExGen O&M excludes P&L neutral decommissioning  costs and the impact from O&M related to entities consolidated solely as a result of the application of FIN 46R.
(3) TOTI excludes gross receipts tax for retail.
(4) ExGen Depreciation & Amortization excludes the impact of P&L neutral decommissioning.
(5) The CENG model inputs are intended to support Exelon’s guidance range and do not represent CENG’s final estimates.
2013 EEI Conference
P&L Item 2013 Estimate
ExGen Model Inputs
(1)
O&M
(2)
$4,275M
Taxes Other Than Income (TOTI)
(3)
$300M
Depreciation & Amortization
(4)
$825M
Interest Expense $350M
CENG Model Inputs (at ownership)
(5)
Gross Margin Included in ExGen Disclosures
O&M/TOTI $400M - $450M
Depreciation & Amortization/Accretion of Asset
Retirement Obligations
$100M - $150M
Capital Expenditures $75M - $125M
Nuclear Fuel Capital Expenditures $100M - $150M

Debt Maturity Schedule
(in $M)
Debt Maturity Profile
(1)
(2014-2020)
14 2013 EEI Conference
(1) As of 9/30/13
(2) Includes $550M in 2015 and 2020 of inter-company loan agreements between Exelon and Exelon Generation that mirror the terms and amounts of the third party obligations of Exelon.
500
840
2017 2020
1,600
1,100
1,340
2019 2018
600
500
1,125
700
425
2016
1,342
77
300
665
300
2015
1,610
550
260
800
2014
1,482
615
250
617
Exelon Corp BGE ExGen
(2)
PECO ComEd

GAAP to Operating Adjustments 15 2013 EEI Conference

Exelon Utilities * * * * * *

17 ComEd April 2013 Distribution Formula Rate Updated Filing 2013 EEI Conference

BGE Rate Case
2013 EEI Conference
Rate Case Request Electric Gas
Docket # 9326
Test Year August 2012 – July 2013
Common Equity Ratio 51.1%
Requested Returns ROE: 10.5%; ROR: 7.87% ROE: 10.35%; ROR: 7.79%
Rate Base $2.8B $1.0B
Revenue Requirement Increase $82.6M $24.4M
Proposed Distribution Price
Increase as % of overall bill
2% 3%
Timeline
• 5/17/13: BGE filed application with the MDPSC seeking increases in gas & electric distribution base rates
• 8/5/13: Staff/Intervenors file direct testimony
• 8/23/13: Update 8 months actual/4 month estimated test period data with actuals for last 4 months
(March - July 2013)
• 9/17/13: BGE and staff/intervenors file rebuttal testimony
• 10/3/13: Staff/Intervenors  and BGE file surrebuttal testimony
• 10/18/13 – 10/29/13: Hearings
• 11/12/13: Initial Briefs
• 11/22/13: Reply Briefs
• 12/13/13: Final Order
• New rates are in effect shortly after the final order

ComEd Load
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Weather-Normalized Load YoY Growth
Economic Forecast of Drivers that Influence Load
2013E
0.1%
-0.6%
-0.5%
-0.3%
1.2%
2012
-0.3%
0.2%
-0.6%
-0.1%
2.1%
GMP
Large C&I
Small C&I
Residential
All Customers
Driver or
Indicator 2014 Outlook
Gross Metro
Product (GMP)
2.2% growth in GMP reflects overall better
economic conditions than the slow growth in
2013 (Manufacturing and Professional Business
Services employment accelerate in 2014)
Employment
1.4% increase in total employment is expected
for 2014, which is consistent with the past three
years
Manufacturing Manufacturing employment is expected to grow
1.4% in 2014. This is a significant improvement
over the 0.7% growth in 2012 and the 0.4%
growth in 2013
Households Household formations are expected to increase
0.4% in 2014. This is a slight improvement over
the 0.3% realized in the past couple of years
Energy
Efficiency
Continued expansion of EE program expected to
reduce usage in 2014 by approximately 1.2%
Notes: 2012 data is not adjusted for leap year.  Source of 2014 economic outlook data is Global Insight (July 2013).
Moderate growth economy and energy efficiency initiatives will continue to impact load growth

PECO Load
Weather-Normalized Load YoY Growth
Economic Forecast of Drivers that Influence Load
2013E
-2.4%
1.7%
-0.2%
0.2%
1.0%
2012
-2.7%
-2.3%
-1.7%
-2.2%
1.5%
GMP
Large C&I
Small C&I
Residential
All Customers
Driver or Indicator
2014 Outlook
Gross Metro
Product (GMP)
GMP projected to grow at 2.1% for 2014,
vs. pre-recession average of 2.5%
Resident
Employment
Resident Employment outlook is 1.0% in
2014 vs. 0.8% in 2013
Manufacturing
Employment
Manufacturing employment is expected to
grow at 1.1%. Philadelphia has had
negative growth from 2000 to 2013
Households Household growth is expected to be 0.7%,
strongest growth since 2010
Energy Efficiency Deemed Energy Efficiency impact
forecasted to be  ~1% reduction in usage
in 2014
Moderately strong economic recovery will drive sales in 2014, but this will be partially offset by on-going energy efficiency initiatives
2013 EEI Conference
Notes: 2012 data is not adjusted for leap year.  Source of 2013 economic outlook data is Global Insight (August 2013)

BGE Load
Weather-Normalized Load YoY Growth
Economic Forecast of Drivers that Influence Load
2013E
-3.6%
1.4%
-1.1%
1.8%
2012
-0.2%
-2.8%
-2.1%
-1.5%
GMP
Large C&I
Small C&I
Residential
All Customers
2014 Outlook
Gross Metro
Product (GMP)
GMP is projected to grow at 2.4% for
2014.
Employment 1.4% growth projected. BGE’s decoupled
non-rate case revenue growth is primarily
driven by customer growth.  The main
driver for customer growth is employment.
Manufacturing Manufacturing employment is expected to
be fairly flat to 2013 levels in 2014
Households Household growth is projected to be
0.9%, the same as 2013.
Energy Efficiency Continued expansion of EE programs will
partially offset growth seen due to
improvements in economic conditions.
2014 is expected to be another transition year for the Baltimore economy with continued slow to moderate growth
Notes: 2012 Data is not adjusted for leap year.  Source of 2014 economic outlook data is Global Insight (August 2013).
1.4%
2.5%
2013 EEI Conference
Driver or Indicator

Exelon Utilities: Rate Base
(1)
and ROE Targets
Continued investment in Utilities will provide stable earnings growth
($ in billions)
2013E
$5.4
$3.5
$0.7
$1.1
$1.3
2016E
$4.0
$0.8
$6.1
2015E
$5.9
$3.9
$0.7
$1.3
2014E
$5.7
$3.8
$0.7
$1.2
Electric Distribution
Electric Transmission
Gas Delivery
2014E
$9.5
$7.2
$2.3
2013E
$8.7
$6.6
$2.1
2016E 2015E
$10.7
$7.9
$2.9
$11.6
$3.1
$8.5
Distribution
Transmission
$3.1
$5.1
$3.0
$0.8
$1.2
2014E
$4.8
$3.0
$0.7
$1.2
2013E
$4.6
$2.9
$0.6
$1.1
$0.9
2016E
$5.3
$1.3
2015E
Electric Distribution
Electric Transmission
Gas Delivery
(1) ComEd and PECO rate base represents end-of-year; and BGE rate base represents a trailing
13-month average.  Numbers may not add due to rounding.
(2) Equity component for distribution rates will be the actual capital structure adjusted for goodwill.
(3) Earned ROE will reflect the weighted average of 11.5% allowed transmission ROE and distribution ROE resulting from 30-year Treasury plus 580 basis points for each calendar year.
2013 EEI Conference
(4) Per MDPSC merger commitment, BGE is precluded from paying dividends through 2014.
Per MDPSC orders, BGE cannot pay out a dividend to its parent company if said dividend would cause BGE’s equity ratio to fall below 48%.

Capital Expenditures
($ in millions)
$275
$25
$75
$100
2014E
$625
$300
$175
$50
$100
2013E
$550
2016E
$425
$250
$75
$100
2015E
$475
$225
$175
$50
$100
Electric Distribution Smart Meter/Smart Grid (1) Electric Transmission Gas Delivery
2015E
$2,025
$1,150
$275
$600
2014E
$1,775
$1,050
$175
$550
2013E
$1,450
$850
$150
$450
2016E
$1,925
$225
$500
$1,200
2015E
$600
$300
$175
$125
2014E
$625
$150
$150
$300 $300
$100
$100
$125
2013E
$625
$300
$100
$100
$125
2016E
$600
(1) Smart Meter/Smart Grid CapEx net of proceeds from U.S. Department of Energy (DOE) grant. For BGE, includes CapEx from Smart Energy Savers program of ~$10M per year.
2013 EEI Conference

Regulatory Schedule
4Q13 1Q14
2Q14
3Q14
2014 formula rate
case filing (by
5/15/14)
ComEd Distribution
Formula Rate
Illinois Power
Agency
Procurement
ComEd
Transmission Rate
Update
2014 formula rate case
filing (by 5/15/14);
rates effective June
2014 thru May 2015
2014 formula rate case
filing final order (by
12/31/14); rates
effective 1/2/15 –
12/31/15
4Q14
BGE Distribution Rates
PECO Supply
Procurement
BGE Transmission Rate
Update
2014 formula rate case
filing (by 5/15/14);
rates effective June
2014 thru May 2015
MDPSC Order expected
December 13, 2013
BGE Supply
Procurement
Regular procurement
event (January)
Regular procurement
event (April and June)
Potential Electric and
Gas DSIC Filing
PECO Distribution
Filing
13-0318 final order
(by 12/25); rates
effective 1/2/14 –
12/31/14
DSP II Procurement
(January)
DSP II Procurement
(September)
Regular
procurement event
(October)
Regular
procurement event
(October)
IPA proposed procurement events in April and September
2013 EEI Conference

* *

Commercial Business Overview
Scale, Scope and Flexibility Across the Energy Value Chain
Development and
exploration of natural gas
and liquids properties
12 assets in
seven states
~255 BCFe of proved
Reserves
(1)
Leading merchant power
generation portfolio in the
U.S.
~35 GW of owned
generation capacity
(2)
Clean portfolio, well
positioned for evolving
regulatory requirements
Industry-leading wholesale
and retail sales and
marketing platform
~150 TWh of load and
~410 BCF of gas delivered
(3)
~ 1 million residential and
100,000 business and
public sector customers
One of the largest and most
experienced Energy
Management providers
~2,000 MW of Load
Response under contract
(4)
Over 4,000 energy savings
projects implemented
across the U.S.
Benefiting from scale, scope and flexibility across the value chain
(1) Estimated proved reserves as of 12/31/2012. Includes Natural Gas (NG), NG Liquids (NGL) and Oil. NGL and Oil are converted to BCFe at a ratio of 6:1.
(2) Total owned generation capacity as of 9/30/2013.
(3) Expected for 2013 as of 9/30/2013. Electric load and gas includes fixed price and indexed products.
(4) Load Response estimate as of 9/30/2013.
2013 EEI Conference

New York
New England
ERCOT
MidAtlantic
27
Generation and Load Match
The combination establishes an industry-leading platform with regional diversification of the generation fleet and customer-facing load business
Generation Capacity, Expected Generation and Expected Load
2014 in TWh
(1,2)
Expected Load
Expected Generation
Generation capacity:
2013 EEI Conference
Peaking Intermediate Baseload Renewables
(1)
Owned and contracted generation capacity converted from MW to MWh assuming 100% capacity factor for all technology types, except for renewable capacity which is shown at estimated capacity factor.
(2)
Expected generation and load shown in the chart above will not tie out with load volume and ExGen disclosures. Load shown above does not include indexed products and generation reflects a net owned  and contracted position. Estimates as of 9/30/2013.
South/West/
Canada
MidWest

Electric Load Serving Business: Growth Target
Commercial Load
(1)
2013 – 2016 TWh
8%
Load Split by Customer Class
(2013 TWh)
Focus on disciplined pricing and
maximizing margin potential through
all channels to market
A diverse set of customers enhances
margin opportunities from a sales and
portfolio management standpoint
33%
Wholesale
35%
Large C&I
Medium C&I
16%
Small C&I
8%
Mass Markets
7%
C&I = Commercial & Industrial
2013 EEI Conference

Electric Load Serving Business: Strategy
Constellation is well positioned in a U.S. market where capacity available for competitive supply has room to grow
Total U.S. Power Market in 2013
Estimated Load ~ 3,700 TWh
(1)
(1) Source: EIA, KEMA and internal estimates.
Through retail and wholesale channels, Constellation
currently serves 150 TWhs, or approximately 4%, of total
U.S. power demand
18%
Eligible Non-Switched
14%
Eligible Switched
20%
Muni/Co-Op Market
Other
Ineligible
48%
2013 EEI Conference

Capacity Markets 30 2013 EEI Conference

Retail and Wholesale Gas
(1) Estimate as of 9/30/2013.
Retail Gas
Portfolio Size:
• 410 Bcf expected to be served in 2013 with
moderate growth thereafter
• Month by month renewals, with high retention
rates
Market Potential:
• All states are competitive markets with an
estimated total market size of 15,000 Bcf, of
which 7,500 Bcf is currently switched
Growth Strategy and Objectives:
• Looking to grow Northeast gas markets as well
as ONEOK territories
Wholesale Gas
Portfolio Size:
• 8 Bcf wholesale storage
• 450,000 MMBtu’s per day of term transport
• Over 1 Bcf/day of plant supply
• ~4Bcf/day of NG flows to meet growing
customer business, asset optimization, and
plant supply
Growth Strategy and Objectives:
• Continue to expand wholesale presence to
complement power assets
• Increase market knowledge of regional and
basis transport information to assist power
forecasting
• Continue to expand physically based customer
business
• Continue to grow NG asset portfolio that
complements customer business & plant supply
requirements
2013 EEI Conference

(1) Oil/NGL conversion to gas is 6:1.
(2) Constellation does not operate any of its properties.
Note: E&P = Exploration and Production
(3) 12/31/12 Year end reserves excluding Eagle Ford
(4) Net daily production as of Q2 2013 excluding Eagle Ford
Upstream E&P Assets
2013 EEI Conference

2013 EEI Conference 33
Energy Price Upside - NIHub
We continue to believe there is $4 of upside in NiHub energy prices in 2015/2016 driven by several factors including compliance with environmental regulations
$31.00
$30.50
$31.25
$33.07
$4.21
$4.10
$3.91
2011 2012 2013 2014 2015 2016
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$36.00
$34.00
$32.00
$30.00
$28.00
$26.00
$24.00
$30.25
$3.68
$2.75
$28.95
$3.99
Realized Forward
Key Drivers
• Year over year increases in fuel prices
• Current and future coal retirements
• Higher variable unit costs due to MATS
• Modest load growth
• Offset by new generation (gas and renewable)
Other factors (not included)
• Demand Response energy bidding
• Increased variable costs due to RGGI
• Scarcity pricing
NG-NYMEX
NIHub Upside
NIHub ATC

34 Exelon Generation Disclosures September 30, 2013 (As disclosed in Third Quarter 2013 Earnings materials) 2013 EEI Conference

35 Portfolio Management Strategy Protect Balance Sheet Ensure Earnings Stability Create Value 2013 EEI Conference

36 Components of Gross Margin Categories Gross margin linked to power production and sales Gross margin from other business activities 2013 EEI Conference

ExGen Disclosures
2013 EEI Conference
Gross Margin Category ($M)
(1,2)
2013 2014 2015 2016
Open Gross Margin (including South, West & Canada hedged GM)
(3)
$5,600 $5,650 $5,800 $5,800
Mark to Market of Hedges
(3,4)
$1,700 $900 $450 $250
Power New Business / To Go
$50 $500 $750 $750
Non-Power Margins Executed
(5)
$400 $200 $100 $100
Non-Power New Business / To Go
(5)
$200 $400 $500 $500
Total Gross Margin
$7,950 $7,650 $7,600 $7,400
Reference Prices
(6)
2013 2014 2015 2016
Henry Hub Natural Gas ($/MMbtu)
$3.65 $3.86 $4.06 $4.17
Midwest: NiHub ATC prices ($/MWh)
$31.18 $30.25 $30.47 $30.99
Mid-Atlantic: PJM-W ATC prices ($/MWh)
$37.58 $37.19 $37.53 $38.13
ERCOT-N ATC Spark Spread ($/MWh)
HSC Gas, 7.2HR, $2.50 VOM
$1.09 $6.30 $8.18 $7.13
New York: NY Zone A ($/MWh)
$37.07 $35.54 $35.70 $36.07
New England: Mass Hub ATC Spark Spread($/MWh)
ALQN Gas, 7.5HR, $0.50 VOM
$3.70 $4.88 $3.69 $2.33

ExGen Disclosures
Generation and Hedges 2013 2014 2015 2016
Exp. Gen (GWh)
(1)
214,700 215,500 209,400 211,000
Midwest 97,200 96,900 96,400 97,400
Mid-Atlantic
(2)
74,500 73,600 70,100 71,400
ERCOT 13,200 17,800 19,600 19,400
New York
(2)
14,000 12,500 9,300 9,300
New England 15,800 14,700 14,000 13,500
% of Expected Generation Hedged
(3)
97-100% 84-87% 48-51% 19-22%
Midwest 97-100% 85-88% 47-50% 16-19%
Mid-Atlantic
(2)
97-100% 90-93% 56-59% 21-24%
ERCOT 92-95% 81-84% 39-42% 31-34%
New York
(2)
98-101% 87-90% 54-57% 19-22%
New England
95-98% 49-52% 22-25% 7-10%
Effective Realized Energy Price ($/MWh)
(4)
Midwest $37.00 $33.50 $33.00 $34.00
Mid-Atlantic
(2)
$49.00 $45.00 $45.00 $49.00
ERCOT
(5)
$24.00 $11.00 $9.50 $6.50
New York
(2)
$32.00 $37.00 $42.50 $39.50
New England
(5)
$6.00 $3.50 $2.00 $5.50
2013 EEI Conference

ExGen Hedged Gross Margin Sensitivities
Gross Margin Sensitivities (With Existing Hedges)
(1, 2,3)
2013 2014 2015 2016
Henry Hub Natural Gas ($/MMbtu)
+ $1/MMbtu $10 $110 $370 $575
- $1/MMbtu $0 $(45) $(305) $(550)
NiHub ATC Energy Price
+ $5/MWh $0 $65 $325 $450
- $5/MWh $0 $(60) $(325) $(450)
PJM-W ATC Energy Price
+ $5/MWh
$0 $35 $175 $290
- $5/MWh $0 $(35) $(170) $(280)
NYPP Zone A ATC Energy Price
+ $5/MWh $0 $5 $20 $35
- $5/MWh
$0 $(10) $(20) $(35)
Nuclear Capacity Factor
+/- 1% +/- $10 +/- $40 +/- $45 +/- $45
2013 EEI Conference

Exelon Generation Hedged Gross Margin Upside/Risk
5,500
6,000
6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
2016 2015 2014 2013
$9,300
$8,400
$7,950
$8,000
$7,900
$7,300
2013 EEI Conference
$6,900
$5,900

Row Item Midwest
Mid-
Atlantic
ERCOT New York
New
England
South,
West &
Canada
(A) Start with fleet-wide open gross margin  $5.65 billion
(B) Expected Generation (TWh) 96.9 73.6 17.8 12.5 14.7
(C) Hedge % (assuming mid-point of range) 86.5% 91.5% 82.5% 88.5% 50.5%
(D=B*C) Hedged Volume (TWh) 83.8 67.3 14.7 11.1 7.4
(E) Effective Realized Energy Price ($/MWh) $33.50 $45.00 $11.00 $37.00 $3.50
(F) Reference Price ($/MWh)
$30.25 $37.19 $6.30 $35.54 $4.88
(G=E-F) Difference ($/MWh)
$3.25 $7.81 $4.70 $1.46 $(1.38)
(H=D*G) Mark-to-market value of hedges  ($ million)
(1)
$275 million $525 million $70 million $15 million $(10) million
(I=A+H) Hedged Gross Margin ($ million) $6,550 million
(J)
Power New Business / To Go ($ million)
$500 million
(K) Non-Power Margins Executed ($ million)
$200 million
(L) Non- Power New Business / To Go ($ million) $400 million
(N=I+J+K+L)
Total Gross Margin $7,650 million
41
Illustrative Example of Modeling Exelon Generation
2014 Gross Margin
(1) Mark-to-market rounded to the nearest $5 million.
2013 EEI Conference

Constellation Energy Nuclear Group (CENG) Background
As a result of Exelon’s equity interest in CENG, CENG gross margins and earnings are reflected in ExGen disclosures and other financial statements. The following is information related to PPA contracts between CENG and 3 rd
parties
and the PPA between CENG and its equity parents.
2013 EEI Conference

43 Constellation Energy Nuclear Group (CENG) Background 2013 EEI Conference

Generation * * * * *

Exelon Generation Fleet
A clean and diverse portfolio that is well positioned for environmental upside from
EPA regulations
(1) Total owned generation capacity as of 9/30/2013.  Nuclear capacity reflects EXC ownership of CENG and Salem.
45
National Scope
• Power generation assets in 20 states and
Canada
• Low-cost generation capacity provides
unparalleled leverage to rising commodity
prices
Large and Diverse
• 35 GW of diverse generation
(1)
– 19 GW of Nuclear
– 10 GW of Gas
– 2 GW of Hydro
– 2 GW of Oil
– 1 GW of Coal
– 1 GW of Wind/Solar/Other
Clean
• One of nation’s cleanest fleets as
measured by CO2, SO2 and NOx intensity
• Less than 5% of generation capacity will
require capital expenditures to comply
with Air Toxic rules
2013 EEI Conference

Executing on Generation Development and Growth Projects
Expanding the contracted renewable portfolio of Solar and Wind while adding incremental MWs to our existing nuclear fleet
46
Los Angeles
AVSR 1
Wildcat
Wind
2013 EEI Conference

Exelon Nuclear Fleet Overview (including CENG and Salem)
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to losing full core discharge capacity in their on-site storage pools.
(3) On December 8, 2010, Exelon announced that it will permanently cease generation operations at Oyster Creek by December 31, 2019. Oyster Creek’s current NRC license expires in 2029.
(4) Exelon Generation has a 50.01% ownership interest in CENG (Constellation Energy Nuclear Group, LLC). Electricite de France SA (EDF) has a 49.99% ownership interest in CENG.
47 2013 EEI Conference

1,208
1,169
1,104
(1) Exelon fleet averages exclude Salem and CENG
(2) Source: 2012 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.
(3) Source: Platts Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
World Class Nuclear Operator
(1)
Among major nuclear plant fleet operators, Exelon is consistently one of the lowest-cost and most efficient producers of electricity in the nation
2013 EEI Conference

Nuclear Output and Refueling Outages
Fleet Average Refueling Outage Duration (Days)
(1)
31%
36%
14%
14%
Nuclear Output
(1)
(1) Net nuclear generation data at ownership excluding Salem and CENG.
2016 includes Clinton Refueling Only outage of shortened duration.
49
Nuclear Refueling Cycle
• All Exelon owned units on a 24 month cycle
except for Braidwood U1/U2, Byron U1/U2 and
Salem U1/U2, which are on 18 month cycles
• Starting in 2015 Clinton is on annual cycles
2013 Refueling Outage Impact
• 10 planned refueling outages, including 1 at
Salem
• Exelon completed 4 refueling outages in the
Spring with an average duration of 24 days
• Salem completed 1 refueling outage in the
Spring
• 5 Exelon planned Fall refueling outages
(Braidwood 1, Peach Bottom 3, Clinton, Three
Mile Island and Dresden 2)
(1) Exelon fleet averages exclude Salem and CENG.
2013 EEI Conference
2014 Refueling Outage Impact
• 11 planned refueling outages, including 2 at
Salem
• 5 Exelon planned Spring refueling outages and
4 planned Fall refueling outages
• 1 Salem planned Spring refueling outage and 1
planned Fall refueling outage

Nuclear Fuel Costs
(1)
Projected Exelon (100%) Uranium Demand Components of Fuel Expense in 2013
2013 – 2016: 100% hedged in volume
2017: ~80% hedged in volume
2018: ~50% hedged in volume
2
1
0
11
10
9
8
7
6
5
4
3
2018E 2017E 2016E 2015E 2014E 2013
Enrichment
30%
Tax/Interest
2%
Conversion
3%
Uranium
38%
Nuclear Waste
13%
Fabrication
14%
(1) All charts exclude Salem and CENG.
(2) At ownership, excluding Salem and CENG. Excludes costs reimbursed under the settlement agreement with the DOE.

Nuclear Fuel Capex
2013 EEI Conference

Constellation Energy Nuclear Group (CENG)
Operating Services Agreement

•
Agreements signed between Exelon and EDF, with expected close in 2014 (first quarter or early second quarter)
•
Nuclear Operating services agreement
• Integrate CENG and their 3 plants into Exelon Nuclear with transfer of operating licenses
• Utilize Exelon Nuclear Management Model to improve plant performance
• Leverage scale and obtain cost efficiencies of running a larger, integrated fleet
• Expect cost synergies of $50-$70M at 100% ownership
•
Loan to CENG and distributions to EDF/Exelon Generation
• Exelon Generation $400M loan to CENG at 5.25% annual interest rate
• CENG $400M special distribution to EDF
• Exelon Generation to receive preferred distributions from CENG’s available cash flows until loan is fully repaid
• Exelon Generation also to receive aggregate distributions of $400M plus a return of 8.5% per annum from the date of the special dividend
•
Option provision for EDF to sell its 49.99% interest in CENG to Exelon Generation
• Exercisable from January 2016 to June 2022, priced at fair market value
•
Indemnify EDF in the event of a future nuclear incident (as defined in the Price
Anderson Act) in connection with the CENG nuclear plants or their operations
• Given Exelon’s size and past performance, no material impact to premiums
Leverages Exelon’s best-in-class operations, scale and low-cost fleet  to add value
2013 EEI Conference